UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2025

INTERACTIVE STRENGTH INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41610	82-1432916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1005 Congress Avenue, Suite 925
Austin, Texas		78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 512 885-0035

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	TRNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on February 1, 2024, Interactive Strength Inc. (the “Company”) entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with CLMBR Holdings LLC ("CLMBR" and collectively with the Company, the “Borrower”), and Treadway Holdings LLC (“Treadway”) pursuant to which the Company sold, and Treadway purchased, a Senior Secured Convertible Promissory Note (the “Original Note”) in the aggregate principal amount of $6,000,000, which is convertible into shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”).

As previously disclosed, on November 11, 2024, the Company, CLMBR and Treadway entered into an Amended and Restated Senior Secured Convertible Promissory Note (the “Amended and Restated Note”) that amended and restated the Original Note in its entirety. The Amended and Restated Note has a principal amount of $4,000,000.

As previously disclosed, On December 13, 2024, the Company, CLMBR and Treadway entered into a letter agreement that amends the Note Purchase Agreement.

On January 14, 2025, Treadway sold the Amended and Restated Note to Woodway USA, Inc. (the “Purchaser”). The Purchaser was the guarantor of the Note Purchase Agreement and is currently the largest customer of the Company, pursuant to the previously disclosed Exclusive Distribution Agreement, by and between the Company and the Purchaser, dated as of February 20, 2024.

On January 14, 2025, the Company, CLMBR and the Purchaser entered into a Letter Agreement (the “Letter Agreement”) that amends the Note Purchase Agreement.

Pursuant to the Letter Agreement, Section 3.2(a) of the Note Purchase Agreement was amended and restated in its entirety as follows:

(a)
Maturity Date. The Borrower shall redeem the Notes on January 30, 2026 (the “Maturity Date”), by payment in Cash in full of the entire outstanding principal balance thereof (including all unpaid interest that has been added to the outstanding principal amount of such Note pursuant to Section 3.1(b)), together with any unpaid interest accrued thereon to such date.

The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Certificate of Designation of Series B Convertible Preferred Stock

On January 16, 2025, the Company filed a Certificate of Amendment (the “CoD Amendment”) to the Company’s Certificate of Designation of Series C Convertible Preferred Stock (“Series C”) with the Secretary of State of the State of Delaware to amend the conversion price of the Series C from $1.00 to $3.25 per share. The CoD Amendment became effective with the Secretary of State of the State of Delaware upon filing.

The information set forth herein is qualified in its entirety by reference to the complete text of the CoD Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Designation of Series C Convertible Preferred Stock of Interactive Strength Inc.
10.1	Letter Agreement, dated January 14, 2025, by and among Interactive Strength Inc. and CLMBR Holdings LLC and Woodway USA, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interactive Strength Inc.

Date:	January 21, 2025	By:	/s/ Michael J. Madigan
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)